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                                                                  EXHIBIT 10.63

                               HEXCEL CORPORATION

                      9.875% SENIOR SECURED NOTES DUE 2008

                      UNCONDITIONALLY GUARANTEED AS TO THE
                         PAYMENT OF PRINCIPAL, PREMIUM,
                             IF ANY, AND INTEREST BY

                          CLARK-SCHWEBEL HOLDING CORP.
                           CLARK-SCHWEBEL CORPORATION
                          HEXCEL POTTSVILLE CORPORATION
                            CS TECH-FAB HOLDING, INC.

                                   ----------

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                  March 19, 2003
Goldman, Sachs & Co.,
Fleet Securities, Inc.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     Hexcel Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 9.875% Senior Secured Notes due 2008, which are unconditionally guaranteed by Clark-Schwebel Holding Corp., a Delaware corporation, Hexcel Pottsville Corporation, a Delaware corporation and CS Tech-Fab Holding, Inc., a Delaware corporation (together, the "Guarantors"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

     1. CERTAIN DEFINITIONS. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

     "AFFILIATE" shall mean (i) any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person; or (ii) any other person who is a director or officer
   (A) of such specified person, (B) of any subsidiary of such specified person or (C) of any person described in clause (i). For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

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     "BASE INTEREST" shall mean the interest that would otherwise accrue on the
   Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

     The term "BROKER-DEALER" shall mean any broker or dealer registered with the Commission under the Exchange Act.

     "CLOSING DATE" shall mean the date on which the Securities are initially issued.

     "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     "EFFECTIVE TIME," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective, (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective and (iii) a Market Making Shelf, shall mean the time and date as of which the Commission declares the Market Making Shelf Registration Statement effective or as of which the Market Making Shelf Registration Statement otherwise becomes effective.

     "ELECTING HOLDER" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

     "EXCHANGE OFFER" shall have the meaning assigned thereto in Section 2(a) hereof.

     "EXCHANGE REGISTRATION" shall have the meaning assigned thereto in Section 3(c) hereof.

     "EXCHANGE REGISTRATION STATEMENT" shall have the meaning assigned thereto in Section 2(a) hereof.

     "EXCHANGE SECURITIES" shall have the meaning assigned thereto in Section 2(a) hereof.

     "GUARANTORS" shall have the meaning assigned thereto in the Indenture.

     The term "HOLDER" shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

     "INDENTURE" shall mean the Indenture, dated as of March 19, 2003, between the Company, the Guarantors and Wells Fargo Bank Minnesota, National Association, as Trustee, as the same shall be amended from time to time.

     "MARKET MAKER" shall mean Goldman Sachs International, Goldman, Sachs &. Co. or any of their affiliates (other than the Company and its subsidiaries) involved in market making activities with respect to the Securities or Exchange Securities .

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     "MARKET MAKING SHELF" shall have the meaning assigned thereto in Section
   2(b) hereof.

     "MARKET MAKING SHELF REGISTRATION STATEMENT" shall have the meaning assigned thereto in Section 2(b) hereof.

     "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

     The term "PERSON" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

     "PURCHASE AGREEMENT" shall mean the Purchase Agreement, dated as of March 7, 2003, between the Purchasers, the Guarantors and the Company relating to the Securities.

     "PURCHASERS" shall mean the Purchasers named in Schedule I to the Purchase Agreement.

     "REGISTRABLE SECURITIES" shall mean the Securities; PROVIDED, HOWEVER, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in
   Section 2(a) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the 180-day period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be Outstanding (as defined in the Indenture); PROVIDED, FURTHER that for purposes of clauses 3(d), 4, 5, 6, 8 and 9 hereof, Securities and Exchange Securities, insofar as they relate to the market making activities of the Market Maker, shall be deemed to be Registrable Securities.

     "REGISTRATION DEFAULT" shall have the meaning assigned thereto in Section 2(c) hereof.

     "REGISTRATION EXPENSES" shall have the meaning assigned thereto in Section 4 hereof.

     "RESALE PERIOD" shall have the meaning assigned thereto in Section 2(a) hereof.

     "RESTRICTED HOLDER" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and
   (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

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     "RULE 144," "RULE 405" AND "RULE 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

     "SECURITIES" shall mean, collectively, the 9.875% Senior Secured Notes due 2008 of the Company to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Security is entitled to the benefit of the guarantees provided for in the Indenture (the "Guarantees") and, unless the context otherwise requires, any reference herein to a "Security," an "Exchange Security" or a "Registrable Security" shall include a reference to the related Guarantees.

     "SECURITIES ACT" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

     "SHELF REGISTRATION" shall have the meaning assigned thereto in Section 2(b) hereof.

     "SHELF REGISTRATION STATEMENT" shall have the meaning assigned thereto in
   Section 2(b) hereof.

     "SPECIAL INTEREST" shall have the meaning assigned thereto in Section 2(d) hereof.

     "TRANSFER RESTRICTED SECURITIES" shall mean each note until (i) the date on which such note has been exchanged by a Person other than a broker-dealer for an Exchange Security in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a note for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Registration Statement, (iii) the date on which such note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, or (iv) the date on which such note is distributed to the public pursuant to Rule 144 under the Securities Act.

     "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

     Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

         2. REGISTRATION UNDER THE SECURITIES ACT.

     (a) Except as set forth in Section 2(b) below, the Company and the Guarantors agree to file with the Commission under the Securities Act on or prior to 120 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement", and such offer, the "Exchange Offer") any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company and guaranteed by each of the Guarantors, which debt securities and guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the

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   Securities Act and do not contain provisions for the additional interest contemplated in Section 2(d) below (such new debt securities hereinafter called "Exchange Securities"). The Company and the Guarantors will use their best efforts to have the Exchange Registration Statement declared effective by the Commission on or prior to 210 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company and the Guarantors will commence the Exchange Offer and use their best efforts to issue on or prior to 60 business days, or longer, if required by the federal securities laws, after the date on which the Exchange Registration Statement was declared effective by the Commission, Exchange Securities in exchange for all notes tendered prior thereto in the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the debt securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all Outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) use its best efforts to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

     (b) (i) If the Company and the Guarantors are not required to file the Exchange Registration Statement or are not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, (ii) the Exchange Offer has not been completed within 270 days following the Closing Date or (iii) any holder of Transfer Restricted Securities notifies the Company prior to the 20th day following consummation of the Exchange Offer that (a) it is prohibited by law or Commission policy from participating in the Exchange Offer, (b) that it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Registration Statement is not appropriate or available for such resales, or (c) that it is a broker-dealer and owns notes acquired directly from the Company or an Affiliate of the Company, the Company and the Guarantors shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), be obligated to file with the Commission on or prior to 90 days after such filing obligation arises, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). The Company and the Guarantors agree to use their best efforts
   (x) to cause the Shelf Registration Statement to be declared effective by the Commission on or prior to

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   180 days after such obligation arises and to keep such Shelf Registration
   Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities Outstanding, PROVIDED, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, PROVIDED, HOWEVER, that nothing in this Clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. The Company and the Guarantors further agree to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

     (c) The Company and the Guarantors shall file under the Securities Act, on the date that the Exchange Registration Statement (or in lieu thereof, the Shelf Registration Statement) becomes or is declared effective, a "shelf" registration statement (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) in a form approved by the Market Maker, pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by the Market Maker of, the Securities (in the event of a Shelf Registration) or Exchange Securities (in the event of an Exchange Offer) (such filing, the "Market Making Shelf", and such registration statement, the "Market Making Shelf Registration Statement"). The Company agrees to use its commercially reasonable efforts to cause the Market Making Shelf Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to clause 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to clause 2(b) above, and to keep such Market Making Shelf continuously effective for so long as the Market Maker may be required to deliver a prospectus in connection with secondary transactions in the Securities or the Exchange Securities. In the event that the Market Maker holds Securities at the time of the Exchange Offer, the Company agrees that the Market Making Shelf shall provide for the resale by the Market Maker of such Securities and the Company shall use its commercially reasonable efforts to keep the Market Making Shelf continuously effective until the Market Maker determines in its reasonable judgment that they are no longer required to deliver a prospectus in connection with the sale of such Securities. The Company further agrees to supplement or make amendments to the Market Making Shelf, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Market Making Shelf or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Market Maker copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

     Notwithstanding the foregoing, the Company may suspend the offering and sale under the Market Making Shelf Registration Statement for a period or periods the Board of

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   Directors and the Company reasonably determines to be necessary, but in any event not to exceed 120 days in aggregate each year during which the Market Making Shelf Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of the Market Making Shelf Registration Statement to successive anniversaries thereof), if (A) (i) the Company or its subsidiaries shall be engaged in a material financing, acquisition, disposition, corporate reorganization, merger or other transaction or corporate development and (ii) the Board of Directors of the Company determines in good faith that disclosure of such transaction would not be in the interest of the Company or would have a material adverse effect on the consummation of such transaction, and (B) the Company notifies the Market Maker within five days after such Board of Directors makes the relevant determination set forth in sub-clause (A) of this clause 2(c).

     (d) In the event that (i) the Company and the Guarantors fail to file the Exchange Registration Statement, or the Shelf Registration Statement, if applicable, on or before the date specified for such filing pursuant to
   Section 2(a) or 2(b), respectively, or (ii) such Exchange Registration Statement or Shelf Registration Statement is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date") pursuant to Section 2(a), 2(b) or 2(c), respectively, or (iii) the Company and the Guarantors fail to consummate the Exchange Offer within 30 business days of the Effectiveness Target Date with respect to the Exchange Registration Statement (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is declared effective but thereafter ceases to be effective or usable in connection with the resales of Transfer Restricted Securities during the periods specified herein (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then the Company and the Guarantors will pay as liquidated damages for such Registration Default ("Special Interest") to each holder of notes, with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to $.05 per week per $1,000 principal amount of notes held by such holder. The amount of the Special Interest will increase by an additional $.05 per week per $1,000 principal amount of notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Special Interest for all Registration Defaults of $.20 per week per $1,000 principal amount of notes. All accrued Special Interest will be paid by the Company and the Guarantors on each Interest Payment Date to the Global Note Holder by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. On or immediately prior to the date of the cure of all Registration Defaults, the accrual of Special Interest will cease.

     (e) The Company shall also furnish or cause to be furnished to the Market Maker without charge at least one conformed copy of the Market Making Registration Statement and any post-effective amendment thereto and as many copies of the related prospectus and any amendment or supplement as the Market Maker may reasonably request.

     (f) The Company shall take, and shall cause the Guarantors to take, all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantee under the registration statement contemplated in Section 2(a) or 2(b) hereof, as applicable.

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     3. REGISTRATION PROCEDURES.

        If the Company and the Guarantors file a registration statement pursuant to Section 2(a), Section 2(b) or Section 2(c), the following provisions shall apply:

     (a) At or before the Effective Time of the Exchange Offer, the Shelf Registration or the Market Making Shelf, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act of 1939.

     (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (c) In connection with the Company's and the Guarantors' obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company and the Guarantors shall, as soon as practicable (or as otherwise specified):

             (i) prepare and file with the Commission on or prior to 120 days after the Closing Date, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its best efforts to cause such Exchange Registration Statement to become effective on or prior to 210 days after the Closing Date;

             (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

             (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments relevant to the broker-dealer or of any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by
         Section 5 cease to be true and correct in all material respects, (E) of the receipt by

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         the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or
         (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

             (iv) in the event that the Company would be required, pursuant to
         Section 3(e)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

             (v) use their best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

             (vi) use their commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; PROVIDED, HOWEVER, that neither the Company nor any of its subsidiaries shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process or subject itself to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

             (vii) use their commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

             (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time;

             (ix) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later

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         than eighteen months after the effective date of such Exchange
         Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

     (d) In connection with the Company's and the Guarantors' obligations with respect to the Shelf Registration, if applicable, and to the Market Making Shelf, the Company and the Guarantors shall use their commercially reasonable efforts to effect or cause the Shelf Registration Statement, if applicable, and the Market Making Shelf Registration Statement to permit the sales of the Registrable Securities by the Holders thereof, in the case of the Shelf Registration Statement and of Securities or Exchange Securities by the Market Maker in the case of a Market Making Shelf Registration Statement, in accordance with the intended method or methods of distribution thereof described in the Shelf Registration, if applicable, and in the Market Making Shelf. In connection therewith, the Company and the Guarantors shall, as soon as practicable (or as otherwise specified):

             (i) prepare and file with the Commission, within the time periods specified in Section 2(b) or 2(c), as applicable, a Shelf Registration Statement, if applicable, and a Market Making Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the Market Maker and such of the holders as, from time to time, may be Electing Holders and use their best efforts to cause such Shelf Registration Statement or Market Making Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in
         Section 2(b) or 2(c), as applicable;

             (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; PROVIDED, HOWEVER, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company PROVIDED, FURTHER that this paragraph is not applicable to the Market Making Shelf;

             (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; PROVIDED that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company PROVIDED, FURTHER that this paragraph is not applicable to the Market Making Shelf;

             (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement and the prospectus included therein, each in a form reasonably acceptable to the Market Maker, as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement or Market Making Shelf Registration Statement, as the case may be, for the period specified in Section 2(b) or Section 2(c) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement and such Market Making Shelf Registration Statement, and furnish to the Market Maker and the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

             (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement or such Market Making Shelf Registration Statement;

             (vi) provide (A) the Market Maker, (B) the Electing Holders, (C) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities
         Act), if any, thereof, (D) any sales or placement agent therefor, (E) counsel for any such underwriter or agent and (F) not more than one counsel for all the Electing Holders (which counsel shall be selected by Electing Holders of at least 50% in principal amount of the Registrable Securities held by Electing Holders and reasonably satisfactory to the Company) or one counsel for the Market Maker (which counsel shall be selected by the Market Maker and reasonably satisfactory to the Company) the reasonable opportunity to participate in the preparation of such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

             (vii) for a reasonable period prior to the filing of such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement, and throughout the period specified in Section 2(b) or Section 2(c), as applicable, make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify in writing to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration or Market Making Shelf such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; PROVIDED, HOWEVER, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required, in the reasonable judgment of the Company, to be set forth in such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

             (viii) promptly notify the Market Maker, each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or such Market Making Shelf Registration Statement as applicable or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement, if applicable, or such Market Making Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments relevant to the Market Maker or any request by the Commission for amendments or supplements to such Shelf Registration Statement, if applicable, or such Market Making Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(d)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, if applicable, such Market Making Shelf Registration Statement, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

             (ix) use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

             (x) if requested by the Market Maker, any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Market Maker, managing underwriter or underwriters, such agent or such Electing Holder reasonably specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Market Maker, Electing Holder or agent or to any underwriters, the name and description of such Market Maker, Electing Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Market Maker, Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

             (xi) furnish to the Market Maker, each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Market Maker, Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Market Maker, Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities by the Market Maker or such Registrable Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by the Market Maker and each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

             (xii) use commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as the Market Maker or any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above or the period the Market Making Shelf Registration is required to remain effective under Section 2(c), as applicable, above and for so long as may be necessary to enable the Market Maker or any such Electing Holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that neither the Company nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process or subject itself to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

             (xiii) use their commercially reasonable efforts to obtain and maintain the consent or approval of, and maintain the currency of any necessary filings with for so long as the Market Maker may be required to deliver a prospectus in connection with secondary transactions, each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or Market Making Shelf or the offering or sale in connection therewith or to enable the Market Maker to conduct market making activities and any selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

             (xiv) Unless any Registrable Securities shall be in book-entry only form, cooperate with the Market Maker, Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

             (xv) provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

             (xvi) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as in the case of a Shelf Registration, any Electing Holders aggregating at least 50% in aggregate principal amount of the Registrable Securities at the time Outstanding;

             (xvii) whether or not an agreement of the type referred to in
         Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Market Maker, Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration, if applicable, and such Market Making Shelf Registration Statement; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 50% in aggregate principal amount of the Registrable Securities at the time Outstanding or, in the case of a Market Making Shelf Registration, as the Market Maker, may reasonably request, addressed to the Market Maker, such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include those matters customarily delivered in a typical transaction); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the Market Maker, selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement, if applicable, and such Market Making Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by the Market Maker or any Electing Holders of at least 50% in aggregate principal amount of the Registrable Securities at the time Outstanding or, in the case of a Market Making Registration, by the Market Maker and in either case, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

             (xviii) notify in writing the Market Maker, each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

             (xix) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Conduct Rules) of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Conduct Rules) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and

             (xx) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement and such Market Making Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

             (xxi) provide to the Market Maker all information provided to the Trustee or to holders as required by Section 4.03 of the Indenture;

             (xxii) if the Market Making Shelf Registration Statement is a Form S-1 Registration Statement, promptly upon its satisfying the eligibility criteria for use of Form S-3 under the Securities Act, the Company shall file a post-effective amendment to the Market Making Shelf Registration Statement to convert it from a Form S-1 to a Form S-3 registration statement; and

             (xxiii) use their commercially reasonable efforts to take all other steps necessary to effect or cause the Shelf Registration, if applicable, and the Market Making Shelf Registration Statement to permit the sale of the Registrable Securities by the Market Makers or Electing Holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration Statement, if applicable, and the Market Making Shelf Registration Statement.

     (e) In the event that the Company would be required, pursuant to Section 3(d)(viii)(F) above, to notify the Market Maker and Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Market Maker and each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(F) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement, if applicable, and the Market Making Shelf Registration Statement applicable to such

   Registrable Securities until such Market Maker or Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Market Maker or Electing Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Market Maker's or Electing Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

     (f) With respect to the Market Making Shelf and in the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice Questionnaire, the Company may require the Market Maker or such Electing Holder, as the case may be, to furnish to the Company such additional information regarding such Market Maker or Electing Holder and such Market Maker's or Electing Holder's intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. The Market Maker and each such Electing Holder agrees to notify the Company without delay of any inaccuracy or change in information previously furnished by the Market Maker or such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration or Market Making Shelf contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding the Market Maker or such Electing Holder or the Market Maker's or such Electing Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Market Maker or such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (g) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule
   144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

     4. REGISTRATION EXPENSES.

        The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including reasonable fees and disbursements of one counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in
Section 3(d)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as the Market Maker, any managing underwriters or the Electing Holders may designate, including any reasonable fees and disbursements of one counsel each for the Market Maker (which counsel shall be selected by the Market Maker and reasonably satisfactory to the Company), the Electing Holders (which counsel shall be selected by the Electing Holders of at least 50% in principal amount of the Registrable Securities held by Electing Holders and reasonably satisfactory to the Company) and the underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) reasonable fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) reasonable fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to
Section 3(d)(xix) hereof, (i) reasonable fees, disbursements and expenses of one counsel for the Market Maker or the Electing Holders retained in connection with a Shelf Registration, as selected by the Market Maker, if applicable, otherwise selected by Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (j) any fees charged by securities rating services for rating the Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by the Market Maker, any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a written request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

     5. REPRESENTATIONS AND WARRANTIES.

        The Company and each of the Guarantors represents and warrants to, and agrees with, the Market Maker, each Purchaser and each of the holders from time to time of Registrable Securities that:

     (a) Each registration statement covering Registrable Securities and each registration statement filed in connection with the Market Making Shelf and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(d)(viii)(F) or Section 3(c)(iii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(e) or Section 3(c)(iv) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Market Maker in a Market Making Shelf Registration Statement or a holder of Registrable Securities expressly for use therein.

     (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Market Maker or a holder of Registrable Securities expressly for use therein.

     (c) The compliance by the Company with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, (ii) any of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or the Guarantors or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties, except, in the case of clauses (i) and (iii) above, for conflicts, breaches, violations or defaults which would not have a material adverse effect on management, the condition (financial or other), business, properties, or results of operations of the Company and its Subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Guarantors of the transactions contemplated by this Exchange and Registration Rights Agreement, except (i) the registration under the Securities Act of the Securities, (ii) qualification of the Indenture under the Trust Indenture Act and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Securities.

     (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

     6. INDEMNIFICATION.

     (a) INDEMNIFICATION BY THE COMPANY AND EACH OF THE GUARANTORS. The Company and each of the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and the Market Maker, as holder of Securities or Exchange Securities included in a Market Making Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Shelf Registration Statement or Market Making Shelf Registration Statement, as the case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Market Maker, such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor any of the Guarantors shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

     (b) INDEMNIFICATION BY THE MARKET MAKERS, HOLDERS AND ANY AGENTS AND UNDERWRITERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to
   Section 2(b) or Section 2(c) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Market Maker or the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, each of the Guarantors, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company, the Guarantors or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Market Maker or any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Market Maker, if applicable, Electing Holder or underwriter expressly for use therein, and
   (ii) reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Securities pursuant to such registration.

     (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall an indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) CONTRIBUTION. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), (i) no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) in the case of a Market Making Shelf Registration Statement relating to the sale by the Market Maker of Securities, Market Maker shall not be required to contribute any amount in excess of the amount by which the amount of the proceeds received by the Market Maker from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (iii) no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) The obligations of the Company and each of the Guarantors under this
   Section 6 shall be in addition to any liability which the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of the Market Maker, each holder, agent and underwriter and each person, if any, who controls the Market Maker, any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the Market Maker, the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of the Company or the Guarantors) and to each person, if any, who controls the Company within the meaning of the Securities Act.

     7. UNDERWRITTEN OFFERINGS.

     (a) SELECTION OF UNDERWRITERS. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

     (b) PARTICIPATION BY HOLDERS. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8. RULE 144.

        The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the reasonable request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

     9. MISCELLANEOUS.

     (a) NO INCONSISTENT AGREEMENTS. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

     (b) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

     (c) NOTICES. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     (d) PARTIES IN INTEREST. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

     (e) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

     (f) GOVERNING LAW. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (g) HEADINGS. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

     (h) ENTIRE AGREEMENT; AMENDMENTS. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time Outstanding PROVIDED, HOWEVER, that the provisions relating to the Market Making Shelf may only be amended by a written instrument duly executed by the Company and the Market Maker. Each holder of any Registrable Securities at the time or thereafter Outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

     (i) INSPECTION. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by the Market Maker and any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.

     (j) COUNTERPARTS. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, each of the Guarantors and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                   Very truly yours,

                                   Hexcel Corporation

                                   By: /s/ Stephen C. Forsyth
                                       ---------------------------------------
                                       Name:  Stephen C. Forsyth
                                       Title: Executive Vice President
                                              and Chief Financial Officer

                                   Clark-Schwebel Holding Corp.

                                   By: /s/ Stephen C. Forsyth
                                       ---------------------------------------
                                       Name:  Stephen C. Forsyth
                                       Title: Vice President

                                   Clark-Schwebel Corporation

                                   By: /s/ Stephen C. Forsyth
                                       ---------------------------------------
                                       Name:  Stephen C. Forsyth
                                       Title: Vice President Finance and
                                              Treasurer

                                   Hexcel Pottsville Corporation

                                   By: /s/ Stephen C. Forsyth
                                       ---------------------------------------
                                       Name:  Stephen C. Forsyth
                                       Title: Vice President and Treasurer

                                   CS Tech-Fab Holding, Inc.

                                   By: /s/ Stephen C. Forsyth
                                       ---------------------------------------
                                       Name:  Stephen C. Forsyth
                                       Title: Vice President and Treasurer



Accepted as of the date hereof:
Goldman, Sachs & Co.
Fleet Securities, Inc.

By:  /s/ Goldman, Sachs & CO.
     --------------------------------
             (Goldman, Sachs & Co.)